UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2012

Date of reporting period:	May 1, 2011 — April 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PCOAX

Putnam Capital Opportunities Fund

Annual report
4 | 30 | 12

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Capital Opportunities
Fund

Annual report
4 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Federal tax information	41

About the Trustees	42

Officers	44

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Message from the Trustees

Dear Fellow Shareholder:

Since the start of 2012, the economic picture and market performance worldwide have been mixed and volatile, punctuated by periodic worries over Europe’s unresolved sovereign-debt troubles and China’s efforts to maintain its robust economic growth. The U.S. economy has shown signs of gathering steam, but continues to face the dual headwinds of tepid jobs growth and a burgeoning federal debt.

Putnam’s portfolio managers and analysts are trained to uncover opportunities that often emerge in this type of environment, while also seeking to guard against downside risk. During these times, your financial advisor also can be a valuable resource, helping you to maintain a long-term focus and a balanced investment approach.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking overlooked, underpriced small and midsize companies

Every company, whatever its industry, growth rate, or size, has an underlying value. This value is based in part on the cash flows the company generates. The price of a company’s stock, however, may not accurately reflect this underlying value. A stock may be mispriced for different reasons, and it is often the result of behavioral bias — when investors overreact to short-term factors.

Mispriced stocks can provide attractive opportunities for investors who have the expertise and insight to identify them. The managers of Putnam Capital Opportunities Fund look for stocks they believe are trading below their intrinsic value and can appreciate over time. It is up to the managers to uncover the reasons behind a stock’s valuation and to determine whether the market’s generally held assumptions are on target.

The fund focuses on stocks of small and midsize companies, which are typically covered by fewer analysts than large companies. With fewer analysts following these stocks, there may be more overlooked investment opportunities to pursue.

In seeking stocks with long-term growth potential, the managers draw on their own experience as well as that of the analysts in Putnam’s Global Equity Research organization. Because the fund is managed in the blend style, the managers are not focused solely on either growth- or value-style stocks and can choose from thousands of small and midsize U.S. companies. This flexibility means the fund’s portfolio is broadly diversified, which can help reduce the risk of investing in a narrow range of sectors or stocks.

In all their decisions, the managers are guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to trim or sell stocks when they reach or exceed what is considered their true worth.

Investor overreaction can mean investment opportunities

An important factor in the analysis for Putnam Capital Opportunities Fund is “behavioral insight.” Investors frequently focus on short-term financial performance while ignoring the potential for a stock to outperform over the long term. For example, investors may overreact to a specific event, such as a management change, and either sell off the stock or buy it in large quantities. This overreaction can skew a stock’s price out of proportion to the real impact of the event. The result can develop into a buying or a selling opportunity for astute investment managers.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

How would you describe the environment for the economy and equity markets over the fund’s fiscal year?

In tandem with fluctuating global macroeconomic fears, market sentiment and volatility seesawed throughout the year, hitting their worst patches in the late summer and early fall of 2011. For small and midsize companies, which tend to do better under more stable economic conditions, the macroeconomic environment was thus alternately difficult and conducive to growth. From November 2011 through March 2012 — effectively between phases of pessimism over European sovereign debt fears — small and mid caps generally rose in value as investors flocked back to risk assets. But on either side of this time frame, the anemic recovery and concerns over Europe made small and mid caps suffer along with other areas of the global equity markets, causing investors to become more risk averse and consequently sending volatility and stock market correlations higher.

In terms of sectors, six months into the period you commented that financials were more attractive to you. Is that still the case?

Financial companies, such as banks, rallied in late 2011, which led us to trim some positions in the sector. Overall, we believe capital requirements for banks will be historically higher and, consequently, returns on equity will be historically lower in this area of the

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/12. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

financial markets. Having said that, we believe there are some attractively valued long-term opportunities among banks, and so, even with our pullback in certain positions, we maintained our benchmark-relative overweight to the industry through period-end.

Although it is a commonplace to think that banks will never achieve their former levels of profitability, we think banks can and will get creative about how to improve profitability going forward. We expect they will apply themselves in this area once some of the bad publicity connected with higher fees blows over and as regulatory scrutiny and uncertainty diminishes. We also think that once credit quality stabilizes among banks, we could see significant consolidation and cost cutting, which could prove to be a tailwind for the sector as a whole.

What was your perception of information technology stocks during the period?

We saw a lot of value in this sector over the past year. Although we trimmed our sector weighting in the second half of the period, our tech weighting was up for the year overall. From the standpoint of valuation-focused fundamental analysis, we think there is much to like in this sector, from strong balance sheets to attractive free cash flow yields. With little or no debt and strong cash positions, these companies stand a good chance, in our view, of weathering future economic turmoil.

Which stocks or strategies contributed most to the fund’s performance?

Three of the fund’s top five contributors are stocks that have done well enough to grow out of our small- to mid-cap benchmark. Watson Pharmaceuticals, a global drug developer and marketer, is one such case. The company’s sales accelerated in 2011, and

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

investors reacted positively to the company’s launch of a generic version of Concerta, an attention-deficit drug, as well as the sales potential in its generic version of Lovenox, a blood thinner. Watson’s strong revenue growth and improved profitability, combined with its attractive stock valuation, made it a top performer during the first six months of the fund’s fiscal year and the number-one contributor for the fiscal year as a whole. After the company had grown quite large and the stock hit our price target, we sold it, taking profits for the fund.

Sometimes, a company may exceed the market-cap range of the benchmark, but we may choose to maintain our position if the company continues to perform well. Dollar Tree Stores, a discount retailer, is one example where we have trimmed our position after the company graduated from the fund’s benchmark. The company’s store growth strengthened as Americans sought discount retailers in the wake of the recent recession. The company has also added cold beverages and ice cream to its product lineup in many stores, which has helped boost store traffic.

Cabela’s was the third-largest contributor to performance. This company sells a wide variety of sporting goods, from camping equipment to hunting gear. Management made a strong effort to streamline the company’s product offering, which improved profitability. The company also benefited from a substantial increase in national gun sales, which have been trending upward

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/12. Short-term holdings are excluded. Holdings will vary over time.

due, in our opinion, to expectations that government regulation of gun ownership will eventually tighten.

F5 Networks, which makes products that enhance the performance and availability of computer networks and data storage, has benefited from the move toward cloud computing. We still own the stock, even though it has grown — like Dollar Tree and Watson — out of the fund’s benchmark.

Which stocks or strategies held performance back?

The top detractor for the period was the stock of Longtop Financial Technologies, a China-based software company. The stock plunged when the company announced the resignation of its auditor amid accusations that Longtop had falsified financial information. Longtop was no longer in the fund’s portfolio at the close of the first half of the fund’s fiscal year.

Polycom, which makes video conferencing equipment, suffered relative to its main competitor, Tandberg, a company that was bought by Cisco. During its integration into Cisco, Tandberg lagged Polycom in terms of business results, but Tandberg is now selling its products more aggressively. The industry has also had to negotiate corporate and government cutbacks in some areas of technology spending, and Polycom’s problems under this condition were compounded by turnover among its sales staff and senior management.

We increased the fund’s exposure to the health-care sector during the second half of the period, but not all of our positions performed well. Kindred Healthcare, which operates long-term, acute-care hospitals, nursing homes, and rehabilitation services, was the third-largest detractor from returns. Medicare reduced its reimbursement rate for some of Kindred’s services, which negatively

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

affected Kindred’s profitability. We still owned the stock by the end of the period, however, as we felt the company was growing even more attractive in terms of valuation and may be able to recover from the impact of Medicare’s change.

The fund’s largest holding dampened fund returns. The stock of WABCO Holdings, a provider of electronic and mechanical products for truck and bus manufacturers, was among the top performers in the fund’s prior fiscal year, but it struggled in the most recent period as a result of macroeconomic uncertainty.

How confident are you in the prospects for small- and mid-cap stocks?

Although the U.S. economy appeared to slow somewhat in late March and April, we believe that low interest rates will continue to support the recovery, including the business prospects of small- and mid-cap companies. For example, we see evidence that low rates have begun to fuel the nascent recovery in the housing market, and if that trend continues, we believe that many of the industries connected to housing — from banks to appliance manufacturers — can potentially find a renewed source of strength.

We would not be surprised to see the markets undergo additional bouts of volatility due to macroeconomic uncertainty in the United States and percolating fears over Europe’s fiscal and monetary stability. However, we remain focused on finding compelling value among small- and mid-cap companies, regardless of which direction the economy takes.

Thanks, Joe, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joseph P. Joseph has an M.B.A. from the Stern School of Business at New York University and a B.A. from Loyola College. He joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joe, your fund’s portfolio managers are Randy J. Farina, CFA, and John McLanahan, CFA.

IN THE NEWS

Gasoline prices have dropped in recent weeks from the year-to-date high of $3.94 reached on April 2. As of June 4, 2012, the average price of a gallon of regular gasoline fell to $3.61, the U.S. Energy Information Administration reported. Driving the price declines were waning concerns over Iran’s nuclear program as well as sluggish demand from slow-growing economies in the United States and Europe. Meanwhile, the crude oil supply situation has improved, with some refineries that were slated for closure now coming back online. The recent drop in prices at the pump has led analysts to recalibrate their price predictions for the summer driving season. Just months ago, some predicted that gas prices could shoot above $4 a gallon and reach $5 by the summer. Now those price increases appear unlikely. Because high gas prices can hinder economic growth, falling prices could help by putting more money back into consumers’ pockets.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.26%	6.80%	6.47%	6.47%	6.47%	6.47%	6.72%	6.45%	7.00%	7.50%

10 years	77.05	66.89	64.23	64.23	64.19	64.19	68.30	62.40	72.88	81.58
Annual average	5.88	5.26	5.09	5.09	5.08	5.08	5.34	4.97	5.63	6.15

5 years	12.19	5.75	8.07	6.12	8.07	8.07	9.40	5.56	10.85	13.57
Annual average	2.33	1.12	1.56	1.20	1.56	1.56	1.81	1.09	2.08	2.58

3 years	94.20	82.93	90.07	87.07	89.70	89.70	91.06	84.46	92.56	95.49
Annual average	24.76	22.30	23.87	23.22	23.79	23.79	24.09	22.64	24.41	25.04

1 year	–5.28	–10.73	–5.92	–10.62	–5.93	–6.87	–5.70	–8.99	–5.45	–5.03

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 4/30/12

		Lipper Small-Cap Core Funds
	Russell 2500 Index	category average*

Annual average (life of fund)	7.23%	7.07%

10 years	104.91	88.69
Annual average	7.44	6.43

5 years	12.33	8.19
Annual average	2.35	1.46

3 years	82.16	74.64
Annual average	22.13	20.34

1 year	–2.23	–3.64

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/12, there were 680, 617, 502, 296, and 148 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,423 and $16,419, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $16,240 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $17,288 and $18,158, respectively.

Fund price and distribution information For the 12-month period ended 4/30/12

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/11	$13.26	$14.07	$12.00	$12.14	$12.46	$12.91	$13.03	$13.53

4/30/12	12.56	13.33	11.29	11.42	11.75	12.18	12.32	12.85

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.42%	6.96%	6.63%	6.63%	6.62%	6.62%	6.88%	6.60%	7.15%	7.66%

10 years	74.98	64.89	62.32	62.32	62.14	62.14	66.42	60.59	70.78	79.41
Annual average	5.75	5.13	4.96	4.96	4.95	4.95	5.23	4.85	5.50	6.02

5 years	17.36	10.61	12.93	10.93	12.87	12.87	14.35	10.33	15.85	18.80
Annual average	3.25	2.04	2.46	2.10	2.45	2.45	2.72	1.99	2.99	3.51

3 years	133.05	119.84	127.83	124.83	127.70	127.70	129.42	121.34	131.06	134.58
Annual average	32.58	30.03	31.58	31.00	31.56	31.56	31.89	30.32	32.20	32.87

1 year	–1.39	–7.07	–2.14	–7.03	–2.11	–3.09	–1.89	–5.32	–1.65	–1.14

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 4/30/11	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

Annualized expense ratio for the six-month period
ended 4/30/12*	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2011, to April 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.72	$10.67	$10.67	$9.35	$8.04	$5.40

Ending value (after expenses)	$1,127.50	$1,124.50	$1,124.00	$1,124.40	$1,127.20	$1,129.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2012, use the following calculation method. To find the value of your investment on November 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.37	$10.12	$10.12	$8.87	$7.62	$5.12

Ending value (after expenses)	$1,018.55	$1,014.82	$1,014.82	$1,016.06	$1,017.30	$1,019.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2500 Index is an unmanaged index of common stock performance.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2012, Putnam employees had approximately $350,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders of
Putnam Capital Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Opportunities Fund (the “fund”) at April 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 8, 2012

The fund’s portfolio 4/30/12

COMMON STOCKS (96.6%)*	Shares	Value

Aerospace and defense (0.6%)
Alliant Techsystems, Inc.	9,444	$503,365

Teledyne Technologies, Inc. † S	22,472	1,452,141

		1,955,506
Air freight and logistics (0.2%)
HUB Group, Inc. Class A †	19,519	683,165

		683,165
Airlines (0.3%)
Republic Airways Holdings, Inc. † S	242,200	1,232,798

		1,232,798
Auto components (1.5%)
Autoliv, Inc. (Sweden)	32,443	2,035,474

BorgWarner, Inc. †	18,363	1,451,412

Dana Holding Corp.	76,300	1,115,506

Superior Industries International, Inc. S	41,483	709,774

		5,312,166
Beverages (0.2%)
Coca-Cola Bottling Co. Consolidated	10,800	692,820

		692,820
Biotechnology (0.5%)
Cubist Pharmaceuticals, Inc. †	38,461	1,626,131

		1,626,131
Capital markets (3.4%)
Affiliated Managers Group †	7,600	863,512

E*Trade Financial Corp. †	87,600	931,188

Federated Investors, Inc. Class B S	53,713	1,185,983

Jefferies Group, Inc. S	140,785	2,242,705

Legg Mason, Inc.	35,000	912,450

SEI Investments Co.	167,800	3,387,882

Waddell & Reed Financial, Inc. Class A S	77,122	2,466,362

		11,990,082
Chemicals (3.6%)
American Vanguard Corp.	42,600	1,065,000

Ashland, Inc. S	17,919	1,180,325

Cytec Industries, Inc.	19,388	1,232,495

Eastman Chemical Co.	24,838	1,340,507

FMC Corp.	10,403	1,149,011

Innophos Holdings, Inc.	30,600	1,504,602

International Flavors & Fragrances, Inc.	17,162	1,033,324

LSB Industries, Inc. †	9,800	332,416

Methanex Corp. (Canada)	46,259	1,626,466

Valspar Corp.	47,154	2,411,927

		12,876,073
Commercial banks (6.9%)
Bancorp, Inc. (The) †	390,086	4,006,183

Bond Street Holdings, LLC 144A Class A † F	38,819	834,609

City Holding Co. S	21,199	706,987

City National Corp. S	31,818	1,694,627

Cullen/Frost Bankers, Inc.	7,474	440,667

East West Bancorp, Inc.	194,332	4,424,940

First Citizens BancShares, Inc. Class A	13,744	2,381,835

COMMON STOCKS (96.6%)* cont.	Shares	Value

Commercial banks cont.
IBERIABANK Corp.	14,500	$740,515

International Bancshares Corp.	66,261	1,307,330

OmniAmerican Bancorp, Inc. †	47,600	954,380

Popular, Inc. (Puerto Rico) †	636,600	1,133,148

Sandy Spring Bancorp, Inc.	20,400	367,404

Seacoast Banking Corp. of Florida †	185,359	300,282

Signature Bank † S	13,500	886,815

SVB Financial Group † S	17,636	1,130,291

Union First Market Bankshares Corp.	33,945	473,872

Valley National Bancorp	120,570	1,519,182

Webster Financial Corp. S	50,190	1,140,819

		24,443,886
Commercial services and supplies (1.3%)
Deluxe Corp. S	33,946	808,254

Ennis, Inc.	81,241	1,280,358

R. R. Donnelley & Sons Co. S	161,600	2,021,616

Steelcase, Inc. Class A	60,849	525,735

		4,635,963
Communications equipment (2.2%)
ADTRAN, Inc. S	28,096	857,490

F5 Networks, Inc. †	18,700	2,504,491

Netgear, Inc. †	43,200	1,663,200

Polycom, Inc. †	199,454	2,646,755

		7,671,936
Computers and peripherals (0.3%)
QLogic Corp. †	70,942	1,223,750

		1,223,750
Construction and engineering (1.1%)
Chicago Bridge & Iron Co., NV (Netherlands)	60,739	2,698,026

Tutor Perini Corp. †	69,154	1,051,832

		3,749,858
Containers and packaging (0.9%)
Boise, Inc.	166,200	1,269,768

Sealed Air Corp.	52,614	1,009,137

Sonoco Products Co.	23,348	773,519

		3,052,424
Diversified consumer services (1.7%)
Sotheby’s Holdings, Inc. Class A	113,600	4,466,752

Weight Watchers International, Inc. S	19,000	1,443,240

		5,909,992
Diversified financial services (0.3%)
NBH Holdings Co. 144A Class A †	66,250	1,126,250

		1,126,250
Electric utilities (1.0%)
FirstEnergy Corp.	27,583	1,291,436

Pepco Holdings, Inc. S	52,600	995,192

PNM Resources, Inc.	67,477	1,265,869

		3,552,497

COMMON STOCKS (96.6%)* cont.	Shares	Value

Electrical equipment (2.2%)
AMETEK, Inc.	51,440	$2,588,975

Hubbell, Inc. Class B S	38,115	3,058,348

Regal-Beloit Corp.	12,896	872,285

Roper Industries, Inc.	11,250	1,146,375

		7,665,983
Electronic equipment, instruments, and components (0.3%)
Dolby Laboratories, Inc. Class A † S	29,500	1,157,285

		1,157,285
Energy equipment and services (3.0%)
Atwood Oceanics, Inc. † S	32,600	1,445,158

Basic Energy Services, Inc. † S	61,281	882,446

Helix Energy Solutions Group, Inc. † S	75,900	1,549,119

Key Energy Services, Inc. † S	154,058	1,950,374

Oil States International, Inc. †	18,651	1,484,247

Parker Drilling Co. †	119,300	616,781

Patterson-UTI Energy, Inc.	48,600	785,862

Superior Energy Services †	19,400	522,248

TETRA Technologies, Inc. † S	59,200	515,632

Unit Corp. †	22,651	957,005

		10,708,872
Food and staples retail (0.2%)
Nash Finch Co.	29,223	733,497

		733,497
Food products (0.4%)
Fresh Del Monte Produce, Inc.	58,900	1,364,713

		1,364,713
Health-care equipment and supplies (1.5%)
Align Technology, Inc. † S	58,200	1,845,522

Cyberonics, Inc. † S	21,700	831,110

Hill-Rom Holdings, Inc.	53,846	1,747,303

SurModics, Inc. †	67,251	994,642

		5,418,577
Health-care providers and services (5.1%)
Amedisys, Inc. † S	141,709	2,087,374

AMN Healthcare Services, Inc. †	170,366	1,143,156

Chemed Corp. S	38,700	2,335,158

Coventry Health Care, Inc.	47,800	1,433,522

Health Net, Inc. †	44,500	1,584,645

Healthways, Inc. †	241,685	1,612,039

Kindred Healthcare, Inc. † S	159,900	1,541,436

LifePoint Hospitals, Inc. †	24,700	963,794

Molina Healthcare, Inc. † S	116,567	2,989,944

Omnicare, Inc. S	52,589	1,832,201

Universal American Corp. †	76,900	705,942

		18,229,211
Hotels, restaurants, and leisure (1.5%)
Cheesecake Factory, Inc. (The) †	111,600	3,515,400

Jack in the Box, Inc. † S	29,800	677,056

Red Robin Gourmet Burgers, Inc. †	35,300	1,258,798

		5,451,254

COMMON STOCKS (96.6%)* cont.	Shares	Value

Household durables (3.1%)
CSS Industries, Inc.	22,177	$424,690

Harman International Industries, Inc.	55,200	2,736,816

Helen of Troy, Ltd. (Bermuda) † S	88,516	3,062,654

Mohawk Industries, Inc. †	27,384	1,835,276

NVR, Inc. † S	1,469	1,151,608

Whirlpool Corp.	25,400	1,626,108

		10,837,152
Household products (0.6%)
Church & Dwight Co., Inc. S	17,426	885,241

Energizer Holdings, Inc. †	17,500	1,248,275

		2,133,516
Insurance (3.9%)
American Financial Group, Inc.	25,883	1,007,366

Amerisafe, Inc. †	14,896	398,021

Aspen Insurance Holdings, Ltd.	36,575	1,035,804

Endurance Specialty Holdings, Ltd. (Bermuda)	26,179	1,051,872

Hanover Insurance Group, Inc. (The)	47,834	1,930,580

HCC Insurance Holdings, Inc.	30,707	981,396

RenaissanceRe Holdings, Ltd. S	14,537	1,134,758

Safety Insurance Group, Inc.	29,845	1,189,323

SeaBright Insurance Holdings, Inc.	39,845	358,207

Selective Insurance Group	82,873	1,449,449

Stancorp Financial Group	29,422	1,129,216

Validus Holdings, Ltd.	17,848	580,060

W.R. Berkley Corp. S	45,687	1,720,572

		13,966,624
Internet software and services (1.6%)
IAC/InterActiveCorp.	45,929	2,211,481

Open Text Corp. (Canada) †	30,000	1,679,700

ValueClick, Inc. †	89,837	1,902,748

		5,793,929
IT Services (2.7%)
Alliance Data Systems Corp. †	20,528	2,637,643

Broadridge Financial Solutions, Inc.	31,800	738,078

DST Systems, Inc.	34,500	1,931,310

Global Payments, Inc.	34,995	1,624,818

NeuStar, Inc. Class A †	76,826	2,792,625

		9,724,474
Leisure equipment and products (0.8%)
Hasbro, Inc. S	25,384	932,608

Jakks Pacific, Inc. S	18,313	349,229

Polaris Industries, Inc. S	20,966	1,665,539

		2,947,376
Life sciences tools and services (1.2%)
Bio-Rad Laboratories, Inc. Class A †	23,900	2,580,961

Parexel International Corp. †	64,300	1,732,242

		4,313,203

COMMON STOCKS (96.6%)* cont.	Shares	Value

Machinery (6.4%)
Actuant Corp. Class A S	141,300	$3,853,251

AGCO Corp. †	27,828	1,295,950

EnPro Industries, Inc. † S	36,885	1,527,408

Gardner Denver, Inc. S	19,234	1,252,903

Harsco Corp.	28,100	626,630

Kennametal, Inc. S	44,900	1,896,127

Manitowoc Co., Inc. (The)	153,668	2,128,302

Oshkosh Corp. † S	92,654	2,115,291

Terex Corp. †	50,100	1,134,264

WABCO Holdings, Inc. †	92,800	5,849,184

Woodward, Inc.	22,300	927,457

		22,606,767
Media (0.5%)
Gannett Co., Inc.	134,800	1,862,936

		1,862,936
Metals and mining (2.2%)
Cliffs Natural Resources, Inc.	15,800	983,708

Coeur d’Alene Mines Corp. †	38,500	829,675

Compass Minerals International, Inc. S	11,851	906,839

Reliance Steel & Aluminum Co. S	28,417	1,588,226

Steel Dynamics, Inc.	74,700	953,919

Walter Energy, Inc.	40,600	2,692,186

		7,954,553
Multiline retail (1.0%)
Dollar Tree, Inc. †	22,901	2,328,116

Saks, Inc. † S	96,767	1,060,566

		3,388,682
Multi-utilities (0.3%)
Black Hills Corp. S	31,600	1,043,116

		1,043,116
Oil, gas, and consumable fuels (3.0%)
Alpha Natural Resources, Inc. †	60,405	974,333

Berry Petroleum Co. Class A S	21,805	993,218

Cabot Oil & Gas Corp. Class A	31,828	1,118,436

Contango Oil & Gas Co. † S	13,400	727,084

HollyFrontier Corp.	50,000	1,541,000

Petroleum Development Corp. † S	21,145	727,177

Ship Finance International, Ltd. (Norway) S	41,635	576,645

SM Energy Co.	12,700	839,597

Stone Energy Corp. † S	28,100	788,205

Swift Energy Co. † S	30,016	907,984

W&T Offshore, Inc.	26,500	523,905

Whiting Petroleum Corp. †	13,828	790,962

		10,508,546
Paper and forest products (0.2%)
Domtar Corp. (Canada)	9,700	848,556

		848,556
Personal products (0.7%)
Inter Parfums, Inc. S	151,000	2,378,250

		2,378,250

COMMON STOCKS (96.6%)* cont.	Shares	Value

Pharmaceuticals (3.2%)
Endo Pharmaceuticals Holdings, Inc. †	48,444	$1,702,322

Impax Laboratories, Inc. †	118,800	2,926,044

Medicis Pharmaceutical Corp. Class A	85,743	3,298,533

Par Pharmaceutical Cos., Inc. †	80,115	3,392,069

		11,318,968
Professional services (2.8%)
Dun & Bradstreet Corp. (The) S	44,728	3,478,944

Heidrick & Struggles International, Inc.	37,500	731,250

Towers Watson & Co. Class A	39,700	2,596,380

TrueBlue, Inc. †	177,654	3,066,308

		9,872,882
Real estate investment trusts (REITs) (4.8%)
DiamondRock Hospitality Co.	182,111	1,935,840

Entertainment Properties Trust S	9,564	458,976

Hospitality Properties Trust S	91,394	2,520,647

Kimco Realty Corp.	32,522	631,252

LaSalle Hotel Properties	85,494	2,514,379

LTC Properties, Inc.	34,257	1,140,073

Macerich Co. (The)	19,313	1,189,101

National Health Investors, Inc. S	20,262	1,002,361

National Retail Properties, Inc.	30,378	831,750

Omega Healthcare Investors, Inc.	73,942	1,583,098

Taubman Centers, Inc.	28,239	2,179,486

Ventas, Inc.	18,963	1,114,835

		17,101,798
Real estate management and development (0.9%)
Jones Lang LaSalle, Inc.	39,900	3,189,606

		3,189,606
Road and rail (0.3%)
Arkansas Best Corp.	44,767	686,726

Con-way, Inc.	12,100	393,250

		1,079,976
Semiconductors and semiconductor equipment (5.1%)
Advanced Micro Devices, Inc. † S	159,000	1,170,240

Cymer, Inc. † S	15,800	819,072

Intersil Corp. Class A	77,907	800,105

KLA-Tencor Corp. S	21,126	1,101,721

Lam Research Corp. †	19,772	823,504

MKS Instruments, Inc.	43,180	1,193,927

Novellus Systems, Inc. † S	35,641	1,666,217

Omnivision Technologies, Inc. † S	105,200	1,937,784

PMC — Sierra, Inc. † S	217,800	1,539,846

RF Micro Devices, Inc. † S	232,600	1,007,158

Silicon Laboratories, Inc. † S	30,400	1,078,896

Skyworks Solutions, Inc. †	115,306	3,129,405

Teradyne, Inc. † S	95,100	1,636,671

		17,904,546

COMMON STOCKS (96.6%)* cont.	Shares	Value

Software (4.5%)
ANSYS, Inc. †	32,835	$2,202,243

Autodesk, Inc. †	38,400	1,511,808

Blackbaud, Inc.	50,993	1,579,763

FactSet Research Systems, Inc. S	9,008	944,579

Fair Isaac Corp. S	43,419	1,862,675

Manhattan Associates, Inc. † S	41,600	2,086,240

Progress Software Corp. † S	48,050	1,111,877

Synopsys, Inc. †	57,131	1,714,501

TIBCO Software, Inc. †	53,898	1,773,244

Websense, Inc. †	59,614	1,236,394

		16,023,324
Specialty retail (3.1%)
Aeropostale, Inc. †	66,703	1,479,473

ANN, Inc. †	90,642	2,509,877

Buckle, Inc. (The) S	33,211	1,533,684

Cabela’s, Inc. † S	76,200	2,881,122

Cato Corp. (The) Class A S	16,485	458,778

Jos. A. Bank Clothiers, Inc. †	48,075	2,285,966

		11,148,900
Textiles, apparel, and luxury goods (1.4%)
Jones Group, Inc. (The)	149,300	1,675,146

Kenneth Cole Productions, Inc. Class A †	48,660	775,154

Maidenform Brands, Inc. †	48,408	1,105,155

Perry Ellis International, Inc. †	24,207	452,913

Wolverine World Wide, Inc.	21,483	901,212

		4,909,580
Thrifts and mortgage finance (1.0%)
Kaiser Federal Financial Group, Inc.	115,296	1,612,991

Provident New York Bancorp	230,298	1,943,715

		3,556,706
Tobacco (0.2%)
Universal Corp. S	17,394	797,167

		797,167
Trading companies and distributors (0.9%)
Applied Industrial Technologies, Inc. S	44,206	1,737,296

GATX Corp. S	32,578	1,396,611

		3,133,907

Total common stocks (cost $268,772,665)		$342,809,729

SHORT-TERM INVESTMENTS (22.9%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.20% [d]	68,805,313	$68,805,313

Putnam Money Market Liquidity Fund 0.10% [e]	11,397,570	11,397,570

U.S. Treasury Bills with effective yields ranging from
0.075% to 0.097%, July 26, 2012	$1,060,000	1,059,766

Total short-term investments (cost $81,262,641)		$81,262,649

TOTAL INVESTMENTS

Total investments (cost $350,035,306)		$424,072,378

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2011 through April 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $355,024,335.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

S Security on loan, in part or in entirety, at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$51,768,038	$—	$—

Consumer staples	8,099,963	—	—

Energy	21,217,418	—	—

Financials	73,414,093	1,960,859	—

Health care	40,906,090	—	—

Industrials	56,616,805	—	—

Information technology	59,499,244	—	—

Materials	24,731,606	—	—

Utilities	4,595,613	—	—

Total common stocks	340,848,870	1,960,859	—

Short-term investments	11,397,570	69,865,079	—

Totals by level	$352,246,440	$71,825,938	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/12

ASSETS

Investment in securities, at value, including $66,519,457 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $269,832,423)	$343,869,495
Affiliated issuers (identified cost $80,202,883) (Notes 1 and 6)	80,202,883

Dividends, interest and other receivables	307,987

Receivable for shares of the fund sold	632,694

Receivable for investments sold	1,668,640

Total assets	426,681,699

LIABILITIES

Payable to custodian	876,030

Payable for shares of the fund repurchased	1,393,172

Payable for compensation of Manager (Note 2)	184,128

Payable for investor servicing fees (Note 2)	78,945

Payable for custodian fees (Note 2)	7,207

Payable for Trustee compensation and expenses (Note 2)	111,101

Payable for administrative services (Note 2)	4,028

Payable for distribution fees (Note 2)	89,312

Collateral on securities loaned, at value (Note 1)	68,805,313

Other accrued expenses	108,128

Total liabilities	71,657,364

Net assets	$355,024,335

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$366,858,911

Undistributed net investment income (Note 1)	125,784

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(85,997,432)

Net unrealized appreciation of investments	74,037,072

Total — Representing net assets applicable to capital shares outstanding	$355,024,335

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($253,278,339 divided by 20,161,839 shares)	$12.56

Offering price per class A share (100/94.25 of $12.56)*	$13.33

Net asset value and offering price per class B share ($14,733,658 divided by 1,305,466 shares)**	$11.29

Net asset value and offering price per class C share ($20,965,021 divided by 1,836,268 shares)**	$11.42

Net asset value and redemption price per class M share ($4,573,064 divided by 389,103 shares)	$11.75

Offering price per class M share (100/96.50 of $11.75)*	$12.18

Net asset value, offering price and redemption price per class R share
($13,449,534 divided by 1,092,034 shares)	$12.32

Net asset value, offering price and redemption price per class Y share
($48,024,719 divided by 3,736,469 shares)	$12.85

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 4/30/12

INVESTMENT INCOME

Dividends (net of foreign tax of $6,366)	$4,274,744

Interest (including interest income of $5,141 from investments in affiliated issuers) (Note 6)	5,889

Securities lending (Note 1)	207,005

Total investment income	4,487,638

EXPENSES

Compensation of Manager (Note 2)	2,152,721

Investor servicing fees (Note 2)	1,071,641

Custodian fees (Note 2)	22,050

Trustee compensation and expenses (Note 2)	25,709

Administrative services (Note 2)	10,595

Distribution fees — Class A (Note 2)	615,771

Distribution fees — Class B (Note 2)	169,347

Distribution fees — Class C (Note 2)	200,552

Distribution fees — Class M (Note 2)	36,857

Distribution fees — Class R (Note 2)	53,042

Other	187,884

Total expenses	4,546,169

Expense reduction (Note 2)	(20,146)

Net expenses	4,526,023

Net investment loss	(38,385)

Net realized gain on investments (Notes 1 and 3)	20,458,303

Net realized gain on futures contracts (Note 1)	1,097,117

Net realized gain on foreign currency transactions (Note 1)	20

Net unrealized depreciation of investments during the year	(43,514,715)

Net loss on investments	(21,959,275)

Net decrease in net assets resulting from operations	$(21,997,660)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/12	Year ended 4/30/11

Operations:
Net investment loss	$(38,385)	$(149,394)

Net realized gain on investments
and foreign currency transactions	21,555,440	30,352,936

Net unrealized appreciation (depreciation) of investments	(43,514,715)	49,994,704

Net increase (decrease) in net assets resulting from operations	(21,997,660)	80,198,246

Increase in capital from settlement payments (Note 8)	275,126	—

Redemption fees (Note 1)	16,053	39,175

Decrease from capital share transactions (Note 4)	(15,919,265)	(1,499,576)

Total increase (decrease) in net assets	(37,625,746)	78,737,845

NET ASSETS

Beginning of year	392,650,081	313,912,236

End of year (including undistributed net investment income
of $125,784 and no monies, respectively)	$355,024,335	$392,650,081

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees [b]	reimbursements	end of period	asset value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
April 30, 2012	$13.26	.01	(.72)	(.71)	—	—	—	—	—	.01 [e]	$12.56	(5.28)	$253,278	1.27	.05	29
April 30, 2011	10.35	— [b]	2.91	2.91	—	—	—	—	—	—	13.26	28.12	291,660	1.28	.04	23
April 30, 2010	6.49	.01	3.88	3.89	(.03)	—	— [b]	(.03)	—	—	10.35	60.03	234,809	1.39	.09	30
April 30, 2009	9.25	.05	(2.75)	(2.70)	(.06)	—	—	(.06)	—	—	6.49	(29.16)	163,115	1.35 [f]	.71 [f]	58
April 30, 2008	12.49	.08	(2.33)	(2.25)	(.05)	(.94)	—	(.99)	—	—	9.25	(18.45)	341,118	1.23 [f]	.71 [f]	37

Class B
April 30, 2012	$12.00	(.07)	(.65)	(.72)	—	—	—	—	—	.01 [e]	$11.29	(5.92)	$14,734	2.02	(.70)	29
April 30, 2011	9.43	(.07)	2.64	2.57	—	—	—	—	—	—	12.00	27.25	23,730	2.03	(.69)	23
April 30, 2010	5.94	(.05)	3.54	3.49	—	—	—	—	—	—	9.43	58.75	34,146	2.14	(.65)	30
April 30, 2009	8.45	— [b]	(2.51)	(2.51)	—	—	—	—	—	—	5.94	(29.70)	34,319	2.10 [f]	(.05) [f]	58
April 30, 2008	11.54	— [b]	(2.15)	(2.15)	—	(.94)	—	(.94)	—	—	8.45	(19.11)	81,892	1.98 [f]	(.04) [f]	37

Class C
April 30, 2012	$12.14	(.07)	(.66)	(.73)	—	—	—	—	—	.01 [e]	$11.42	(5.93)	$20,965	2.02	(.69)	29
April 30, 2011	9.55	(.07)	2.66	2.59	—	—	—	—	—	—	12.14	27.12	21,286	2.03	(.72)	23
April 30, 2010	6.02	(.05)	3.58	3.53	—	—	—	—	—	—	9.55	58.64	13,492	2.14	(.66)	30
April 30, 2009	8.55	— [b]	(2.53)	(2.53)	—	—	—	—	—	—	6.02	(29.59)	8,907	2.10 [f]	(.04) [f]	58
April 30, 2008	11.66	— [b]	(2.17)	(2.17)	—	(.94)	—	(.94)	—	—	8.55	(19.09)	18,438	1.98 [f]	(.04) [f]	37

Class M
April 30, 2012	$12.46	(.05)	(.67)	(.72)	—	—	—	—	—	.01 [e]	$11.75	(5.70)	$4,573	1.77	(.45)	29
April 30, 2011	9.78	(.05)	2.73	2.68	—	—	—	—	—	—	12.46	27.40	6,327	1.78	(.45)	23
April 30, 2010	6.15	(.03)	3.66	3.63	—	—	—	—	—	—	9.78	59.03	5,700	1.89	(.41)	30
April 30, 2009	8.73	.01	(2.59)	(2.58)	— [b]	—	—	—	—	—	6.15	(29.50)	4,034	1.85 [f]	.20 [f]	58
April 30, 2008	11.84	.02	(2.19)	(2.17)	—	(.94)	—	(.94)	—	—	8.73	(18.78)	7,995	1.73 [f]	.21 [f]	37

Class R
April 30, 2012	$13.03	(.02)	(.70)	(.72)	—	—	—	—	—	.01 [e]	$12.32	(5.45)	$13,450	1.52	(.19)	29
April 30, 2011	10.19	(.03)	2.87	2.84	—	—	—	—	—	—	13.03	27.87	9,100	1.53	(.23)	23
April 30, 2010	6.41	(.01)	3.81	3.80	(.02)	—	— [b]	(.02)	—	—	10.19	59.27	3,337	1.64	(.17)	30
April 30, 2009	9.12	.03	(2.70)	(2.67)	(.04)	—	—	(.04)	—	—	6.41	(29.22)	1,845	1.60 [f]	.46 [f]	58
April 30, 2008	12.34	.05	(2.30)	(2.25)	(.03)	(.94)	—	(.97)	—	—	9.12	(18.67)	2,577	1.48 [f]	.47 [f]	37

Class Y
April 30, 2012	$13.53	.04	(.73)	(.69)	—	—	—	—	—	.01 [e]	$12.85	(5.03)	$48,025	1.02	.31	29
April 30, 2011	10.53	.03	2.97	3.00	—	—	—	—	—	—	13.53	28.49	40,547	1.03	.28	23
April 30, 2010	6.61	.03	3.94	3.97	(.05)	—	— [b]	(.05)	—	—	10.53	60.20	22,430	1.14	.33	30
April 30, 2009	9.43	.08	(2.82)	(2.74)	(.08)	—	—	(.08)	—	—	6.61	(28.92)	13,283	1.10 [f]	1.00 [f]	58
April 30, 2008	12.72	.11	(2.38)	(2.27)	(.08)	(.94)	—	(1.02)	—	—	9.43	(18.27)	338,526	.98 [f]	.97 [f]	37

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

f Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

April 30, 2009	0.01%

April 30, 2008	<0.01

The accompanying notes are an integral part of these financial statements.

32

Notes to financial statements 4/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from May 1, 2011 through April 30, 2012.

Putnam Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term growth of capital. The fund invests mainly in common stocks (growth or value or both) of small and midsize U.S. companies that Putnam Management believes have favorable investment potential, such as stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

33

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

34

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 40 futures contracts outstanding for the reporting period.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $66,522,467. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $68,805,313.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

35

At April 30, 2012, the fund had a capital loss carryover of $85,129,573 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$43,078,518	$—	$43,078,518	April 30, 2017

42,051,055	—	42,051,055	April 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, nontaxable dividends and restitution payments. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $164,169 to decrease accumulated net investment loss, $275,134 to decrease paid-in-capital and $110,965 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$92,656,817
Unrealized depreciation	(19,487,604)

Net unrealized appreciation	73,169,213
Undistributed ordinary income	125,784
Capital loss carryforward	(85,129,573)
Cost for federal income tax purposes	$350,903,165

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

36

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $683 under the expense offset arrangements and by $19,463 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $279, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $32,831 and $123 from the sale of class A and class M shares, respectively, and received $8,771 and $872 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

37

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,337 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $98,245,072 and $108,736,854, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/12		Year ended 4/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	3,352,805	$38,840,454	5,000,510	$55,424,217

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	3,352,805	38,840,454	5,000,510	55,424,217

Shares repurchased	(5,193,256)	(60,348,278)	(5,694,239)	(59,193,979)

Net decrease	(1,840,451)	$(21,507,824)	(693,729)	$(3,769,762)

	Year ended 4/30/12		Year ended 4/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	147,323	$1,549,558	241,865	$2,434,572

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	147,323	1,549,558	241,865	2,434,572

Shares repurchased	(819,342)	(8,617,365)	(1,883,622)	(18,060,268)

Net decrease	(672,019)	$(7,067,807)	(1,641,757)	$(15,625,696)

	Year ended 4/30/12		Year ended 4/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	534,983	$5,835,021	618,329	$6,647,155

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	534,983	5,835,021	618,329	6,647,155

Shares repurchased	(452,175)	(4,743,985)	(278,113)	(2,742,172)

Net increase	82,808	$1,091,036	340,216	$3,904,983

	Year ended 4/30/12		Year ended 4/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	39,491	$429,794	43,775	$474,639

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	39,491	429,794	43,775	474,639

Shares repurchased	(158,015)	(1,785,085)	(119,117)	(1,199,913)

Net decrease	(118,524)	$(1,355,291)	(75,342)	$(725,274)

38

	Year ended 4/30/12		Year ended 4/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	835,084	$9,727,827	629,399	$6,934,302

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	835,084	9,727,827	629,399	6,934,302

Shares repurchased	(441,515)	(5,020,097)	(258,217)	(2,962,344)

Net increase	393,569	$4,707,730	371,182	$3,971,958

	Year ended 4/30/12		Year ended 4/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,086,611	$24,163,274	1,485,514	$17,561,511

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	2,086,611	24,163,274	1,485,514	17,561,511

Shares repurchased	(1,347,134)	(15,950,383)	(618,127)	(6,817,296)

Net increase	739,477	$8,212,891	867,387	$10,744,215

Note 5: Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Equity contracts	$1,097,117	$1,097,117

Total	$1,097,117	$1,097,117

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Equity contracts	$(539,925)	$(539,925)

Total	$(539,925)	$(539,925)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $5,141 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $71,754,905 and $77,106,627, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

39

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $264,666 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $10,460 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

40

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

41

About the Trustees

Independent Trustees

Ravi Akhoury Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college’s endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children’s Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility; CVR Energy, a petroleum refiner and fertilizer manufacturer

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

John A. Hill Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Paul L. Joskow Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

42

Elizabeth T. Kennan Born 1938, Trustee from 1992 to 2010 and since 2012

Principal occupations during the past five years: Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.

Other directorships: Former Chairman and now Lead Director of Northeast Utilities, which operates New England’s largest energy delivery system

Kenneth R. Leibler Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson Born 1945, Trustee since 1984

Principal occupations during past five years: Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Robert R. Leveille (Born 1969)	Assistant Clerk
Vice President and Chief Compliance Officer	Since 2010
Since 2007	Manager of Finance, Dunkin’ Brands (2008–
Chief Compliance Officer, Putnam Investments,	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management, and Putnam Retail	Management (2007–2008); Senior Financial
Management	Analyst, Putnam Investments (1999–2007)

Mark C. Trenchard (Born 1962)	Nancy E. Florek (Born 1957)
Vice President and BSA Compliance Officer	Vice President, Assistant Clerk, Assistant
Since 2002	Treasurer and Proxy Manager
Director of Operational Compliance,	Since 2000
Putnam Investments and Putnam
Retail Management	Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Director of Accounting & Control Services,
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

44

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Robert R. Leveille
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	John A. Hill	Chief Compliance Officer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Elizabeth T. Kennan	Mark C. Trenchard
	Kenneth R. Leibler	Vice President and
Investment Sub-Manager	Robert E. Patterson	BSA Compliance Officer
Putnam Investments Limited	George Putnam, III
57–59 St James’s Street	Robert L. Reynolds	Robert T. Burns
London, England SW1A 1LD	W. Thomas Stephens	Vice President and
Chief Legal Officer
Marketing Services	Officers
Putnam Retail Management	Robert L. Reynolds	James P. Pappas
One Post Office Square	President	Vice President
Boston, MA 02109
	Jonathan S. Horwitz	Judith Cohen
Custodian	Executive Vice President,	Vice President, Clerk and
State Street Bank	Principal Executive	Assistant Treasurer
and Trust Company	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Legal Counsel		Vice President, Senior Associate
Ropes & Gray LLP	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Independent Registered	Principal Financial Officer	Nancy E. Florek
Public Accounting Firm		Vice President, Assistant Clerk,
PricewaterhouseCoopers LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Trustees	Treasurer and Principal
Jameson A. Baxter, Chair	Accounting Officer	Susan G. Malloy
Ravi Akhoury		Vice President and
Barbara M. Baumann		Assistant Treasurer

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN068
274566 6/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2012	$61,723	$--	$5,416	$656
April 30, 2011	$52,619	$--	$3,143	$ —

For the fiscal years ended April 30, 2012 and April 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $123,453 and $246,364 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2012	$ —	$97,505	$ —	$ —

April 30, 2011	$ —	$206,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2012

Date of reporting period:	May 1, 2011 — April 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PMVAX

Putnam Multi-Cap Value Fund

Annual report
4|30|12

A world of investing.™

Putnam INVESTMENTS

10
CENTS
THREE CENTS
4¢
U.S.POSTAGE
3¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Multi-Cap
Value Fund

Annual report
4 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Federal tax information	39

About the Trustees	40

Officers	42

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing.

Message from the Trustees

Dear Fellow Shareholder:

Since the start of 2012, the economic picture and market performance worldwide have been mixed and volatile, punctuated by periodic worries over Europe’s unresolved sovereign-debt troubles and China’s efforts to maintain its robust economic growth. The U.S. economy has shown signs of gathering steam, but continues to face the dual headwinds of tepid jobs growth and a burgeoning federal debt.

Putnam’s portfolio managers and analysts are trained to uncover opportunities that often emerge in this type of environment, while also seeking to guard against downside risk. During these times, your financial advisor also can be a valuable resource, helping you to maintain a long-term focus and a balanced investment approach.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking undervalued companies before their potential is recognized

Hidden opportunities and flexibility are key ingredients in the strategy of Putnam Multi-Cap Value Fund. The fund’s manager looks for investment potential in stocks that are currently out of favor with investors. Introduced in 1999 as Putnam Mid Cap Value Fund, the fund now has the flexibility to invest in a wider range of companies under its multi-cap value investment mandate.

The fund can invest in small companies that are in their emerging or expansionary phases, and these companies can remain in the fund’s portfolio even as they grow larger. Historically, investing in stocks of smaller companies comes with the risk of greater price fluctuations. Combining small-cap and mid-cap stocks with those of larger, more established companies provides a more diversified approach to help manage those risks.

The fund is managed in the value style, which means the manager seeks stocks that are attractively priced in relation to the company’s earnings and growth potential. A stock price may be low because the company is being underestimated or because its industry is in the midst of a downturn. Often, companies in the portfolio are undergoing changes that may lift their stock prices, such as restructuring, introduction of new products, or streamlining of operations to cut costs.

Supported by a team of research analysts, the fund’s manager uses his stock-picking expertise and Putnam resources to identify opportunities. Putnam’s analysts generate independent research and visit regularly with companies, seeking information that hasn’t already factored into stock prices.

Multi-cap investing at Putnam

Putnam’s suite of multi-cap equity funds is designed to provide a streamlined approach to investing across the broad universe of U.S. stocks. Each fund invests with a specific style and has the flexibility to invest in companies of all sizes.

The fund managers can select stocks from across their style universe, regardless of company size. The managers can own stocks throughout a company’s entire growth cycle, without capitalization restraints that might force them to sell holdings that get too large, or that would prevent them from taking advantage of certain attractively priced stocks.

Supported by a strong research team, the managers use their stock-picking expertise to identify opportunities and manage risk.

Putnam Multi-Cap Growth Fund targets stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund targets companies whose stocks are priced below their long-term potential, and where there may be a catalyst for positive change.

Putnam Multi-Cap Core Fund uses a blend strategy, investing in both growth stocks and value stocks, seeking capital appreciation for investors.

Identified holdings were held during the year indicated; holdings will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund’s returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 19–23.

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4

Interview with your fund’s portfolio manager

Jim, the reporting period appears to be a tale of two halves. What can you tell us about market conditions during the 12 months ended April 30, 2012?

The equity markets reflected two distinct environments, with stock prices being driven more by macroeconomic events than by corporate fundamentals. In the first half, uncertainty remained high as large macro challenges, including the European sovereign debt crisis, weak U.S. economic data, and slowing growth in China weighed on investor confidence. As a result of these concerns, investors shifted out of the more vulnerable cyclical sectors, whose fates are tied to economic growth, into more defensive, lower-risk sectors that tend to be resilient in slower-growth periods. The defensive sectors of the economy, namely, utilities, consumer staples, and health care, were the relatively better-performing sectors of the market, although all sectors posted negative results for the first six months of the reporting period.

Investor confidence improved markedly in the second half of the reporting period. Economic data including housing, jobs, consumer confidence, and spending were either stable or slowly improving — suggesting that U.S. growth, and the global economic outlook for that matter, might not be as bleak as first thought. In addition, the European Central Bank’s [ECB’s] Long-Term Refinancing Operation [LTRO], initiated in December 2011 and expanded in February 2012, further

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

5

reassured the markets. These positive developments were enough to tempt cautious investors who had waited out the uncertainty in lower-risk investments to shift assets into higher-risk strategies. Investors who held stocks were rewarded for their higher-risk tolerance, as stocks generally outperformed bonds, and U.S. stocks beat non-U.S. stocks by a wide margin in the second half of the reporting period.

How did Putnam Multi-Cap Value Fund perform amid this volatility?

The fund’s performance trajectory followed that of the equity markets. During the first half of the reporting period, the fund’s stocks — no matter their market capitalization — retreated, contributing to a disappointing performance for the first half of the period. At this time, the fund’s underweight position in large-company stocks and its higher exposure to small and midsize companies hurt performance relative to its benchmark, as the large, mega-cap stocks held up better in the downturn. However, with the return of confidence and the risk-on rally in the second half, the portfolio’s focus on small- and mid-cap U.S. stocks, as well as its pro-cyclical bias toward companies that tend to do well in rising markets, was rewarding.

The second-half rally helped to offset losses from earlier in the fiscal year, but the fund lagged its benchmark, the Russell 3000 Value Index, for the 12 months ended April 30, 2012. However, the fund did outperform the average return for its Lipper peer group, Multi-Cap Value Funds, for the same period.

Have you altered your strategy in view of the market volatility?

Our strategy for finding attractive investments remains the same, but we have become increasingly sector agnostic in the portfolio’s construction. In other words, we’re less inclined to take larger or smaller sector positions relative to the fund’s benchmark and are more bent on picking the best stocks in the fund’s universe. With the increased volatility that we have seen in recent years, we think that we can better serve our shareholders by using the benchmark as a risk tool to form the

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6

backbone of the portfolio but can add incremental return from stock picking rather than sector allocation over time. Thus, if the fund holds a greater-than-benchmark weighting in a sector, this would imply that we have found myriad investment opportunities within that sector. We have also tried to reduce the beta, or the volatility of the portfolio in relation to the volatility of the benchmark, by moving away from the more speculative companies that we think are too risky to own in today’s highly volatile markets.

During the reporting period, overweight positions in consumer discretionary and industrials outperformed the market, serving the fund well, as did its underweight positions in energy and financials, which underperformed the market.

Which stocks held performance back?

The biggest disappointment was Huntsman, a global manufacturer and marketer of differentiated chemicals for a wide range of industries. The company faced a perfect storm of higher input costs, competition, falling demand for its products amid slower global growth, and rising inventories, which clouded the company’s future growth potential. We sold the stock at a loss and redeployed the sale proceeds into other investments with brighter prospects. Two coal producers, Alpha Natural Resources and James River Coal, were hurt by low natural gas prices and weak coal demand from China. Alpha’s acquisition and integration of Massey Energy also proved to be more problematic than expected for that company. With their profit outlooks in question, we sold both of these economically sensitive positions to help reduce volatility in the portfolio.

Finally, in the consumer discretionary sector, which was a positive contributor overall, the specialty women’s clothing retailer Talbots was a disappointment. Several years ago, the company’s CEO tried to reinvigorate Talbots’

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/12. Short-term holdings are excluded. Holdings will vary over time.

7

perception as being more fashion forward to appeal to a younger demographic, which alienated its core customer base. The sluggish economy and weak retail sales have not helped with turnaround efforts. Sycamore Partners, a retail private equity firm, made an offer to buy Talbots in December 2011. While we have pared back the position, we were waiting for management to evaluate the offer by the close of the reporting period.

Which stocks contributed positively to performance?

The fund’s three strongest contributors are not held by its benchmark, which helped relative performance. Early in the period, we established a sizable position in Apple when the stock price was under pressure due to concerns about potential iPhone delays and worries about the long-term prospects of the company given the illness of co-founder Steve Jobs. However, we thought the fundamental outlook for Apple remained strong given its range of innovative next-generation products and considerable cash reserves. Our confidence in the stock was amply rewarded, as it was the fund’s top-performing stock for the period. With new products rolled out to great reception and the distribution of Apple’s first dividend, we sold the position in April at nearly double what we paid for it to realize gains.

In the health-care industry, investments in the biotechnology company Elan benefited from the success of its drug Tysabri for the treatment of multiple sclerosis. With changes in the way the company stratified its patient population to determine who was eligible to receive Tysabri, management improved growth prospects for the drug, and the stock price climbed significantly. However, the stock became overpriced in our estimation, and we sold the position to lock in profits. The fund’s decrease in its health-care industry exposure over the course of the period is primarily attributable to this sale. TJX, which operates store chains such as T.J.Maxx and Marshalls and is a long-time holding, has a great franchise selling off-price apparel and other items, and has seized the opportunity presented by consumers’ price consciousness.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8

Leapfrog Enterprises, a maker of technology-based educational toys, rallied strongly with the wildly successful launch of its learning tablet LeapPad for kids. The stock has tripled since we bought it, and we have trimmed the position accordingly.

What is your outlook for U.S. equities in the coming months?

As we saw in the weeks following the close of the fiscal year, new challenges emerged to disrupt the nascent calm across European financial markets. However, as Europe and China grapple with slower growth, the U.S. economy continues to show signs of recovery. And as the Federal Reserve stated in April, the central bank remains “prepared to do more as needed to make sure that this recovery continues.”

With the United States further along in its recovery, I believe U.S. stocks represent a relatively attractive opportunity among global equities. We think that the fund’s strategy of owning inexpensive stocks that are out of favor with investors but have the potential to rebound once a catalyst unlocks their potential; mispriced stocks with good earnings growth over the next 12 to 18 months; and well-priced stocks of solid companies with healthy business momentum provides a compelling framework for achieving competitive returns across all market conditions.

Thank you, Jim, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager James A. Polk has an M.B.A. from Babson College and a B.A. from Colby College. A CFA charterholder, he joined Putnam in 1998 and has been in the investment industry since 1994.

IN THE NEWS

Gasoline prices have dropped in recent weeks from the year-to-date high of $3.94 reached on April 2. As of June 4, 2012, the average price of a gallon of regular gasoline fell to $3.61, the U.S. Energy Information Administration reported. Driving the price declines were waning concerns over Iran’s nuclear program as well as sluggish demand from slow-growing economies in the United States and Europe. Meanwhile, the crude oil supply situation has improved, with some refineries that were slated for closure now coming back online. The recent drop in prices at the pump has led analysts to recalibrate their price predictions for the summer driving season. Just months ago, some predicted that gas prices could shoot above $4 a gallon and reach $5 by the summer. Now those price increases appear unlikely. Because high gas prices can hinder economic growth, falling prices could help by putting more money back into consumers’ pockets.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.72%	8.21%	7.91%	7.91%	7.91%	7.91%	8.18%	7.87%	8.46%	8.95%

10 years	73.25	63.32	60.71	60.71	60.76	60.76	64.81	59.09	68.99	77.76
Annual average	5.65	5.03	4.86	4.86	4.86	4.86	5.12	4.75	5.39	5.92

5 years	–1.71	–7.35	–5.35	–6.93	–5.35	–5.35	–4.18	–7.55	–2.99	–0.41
Annual average	–0.34	–1.52	–1.09	–1.43	–1.09	–1.09	–0.85	–1.56	–0.61	–0.08

3 years	75.29	65.30	71.43	68.43	71.39	71.39	72.74	66.67	73.84	76.53
Annual average	20.57	18.24	19.68	18.98	19.67	19.67	19.99	18.56	20.24	20.86

1 year	–1.28	–6.93	–2.04	–6.94	–2.04	–3.02	–1.84	–5.26	–1.62	–1.08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10

Comparative index returns For periods ended 4/30/12

		Lipper Multi-Cap Value Funds
	Russell 3000 Value Index	category average*

Annual average (life of fund)	4.31%	5.47%

10 years	61.75	74.27
Annual average	4.93	5.38

5 years	–7.87	–4.65
Annual average	–1.63	–1.28

3 years	65.81	65.88
Annual average	18.36	18.25

1 year	0.61	–2.25

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/12, there were 302, 251, 221, 110, and 45 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,071 and $16,076, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $15,909 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $16,899 and $17,776, respectively.

11

Fund price and distribution information For the 12-month period ended 4/30/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		1	1

Income	$0.052		—	—	—		$0.023	$0.085

Capital gains	—		—	—	—		—	—

Total	$0.052		—	—	—		$0.023	$0.085

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/11	$13.49	$14.31	$12.74	$12.72	$13.04	$13.51	$13.27	$13.53

4/30/12	13.26	14.07	12.48	12.46	12.80	13.26	13.03	13.29

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.95%	8.43%	8.14%	8.14%	8.14%	8.14%	8.41%	8.10%	8.69%	9.18%

10 years	71.37	61.57	59.00	59.00	59.06	59.06	62.98	57.25	67.35	75.82
Annual average	5.53	4.91	4.75	4.75	4.75	4.75	5.01	4.63	5.28	5.81

5 years	4.12	–1.84	0.25	–1.43	0.25	0.25	1.53	–2.05	2.86	5.48
Annual average	0.81	–0.37	0.05	–0.29	0.05	0.05	0.30	–0.41	0.57	1.07

3 years	112.85	100.61	108.17	105.17	108.18	108.18	109.63	102.17	111.19	114.58
Annual average	28.63	26.12	27.68	27.07	27.69	27.69	27.98	26.45	28.30	28.98

1 year	3.81	–2.17	3.07	–1.93	3.08	2.08	3.32	–0.31	3.62	4.09

12

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 4/30/11	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Annualized expense ratio for the six-month period
ended 4/30/12*	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2011, to April 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.18	$10.12	$10.12	$8.81	$7.49	$4.86

Ending value (after expenses)	$1,123.90	$1,119.30	$1,119.50	$1,120.80	$1,121.60	$1,124.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2012, use the following calculation method. To find the value of your investment on November 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.87	$9.62	$9.62	$8.37	$7.12	$4.62

Ending value (after expenses)	$1,019.05	$1,015.32	$1,015.32	$1,016.56	$1,017.80	$1,020.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

15

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2012, Putnam employees had approximately $350,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

17

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Multi-Cap Value Fund, (the fund), including the fund’s portfolio, as of April 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Multi-Cap Value Fund as of April 30, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 12, 2012

18

The fund’s portfolio 4/30/12

COMMON STOCKS (95.5%)*	Shares	Value

Aerospace and defense (2.6%)
L-3 Communications Holdings, Inc. S	80,600	$5,927,324

Northrop Grumman Corp.	99,200	6,277,376

		12,204,700
Auto components (0.3%)
American Axle & Manufacturing Holdings, Inc. † S	162,300	1,572,687

		1,572,687
Beverages (2.3%)
Coca-Cola Enterprises, Inc.	358,400	10,795,008

		10,795,008
Biotechnology (0.5%)
Amarin Corp. PLC ADR (Ireland) † S	175,720	2,145,541

		2,145,541
Capital markets (5.1%)
Ameriprise Financial, Inc.	100,162	5,429,782

Charles Schwab Corp. (The) S	238,300	3,407,690

E*Trade Financial Corp. †	427,118	4,540,264

Fortress Investment Group LLC Class A	710,669	2,544,195

Legg Mason, Inc.	176,600	4,603,962

Raymond James Financial, Inc.	95,587	3,500,396

		24,026,289
Chemicals (2.3%)
Celanese Corp. Ser. A S	132,700	6,430,642

LyondellBasell Industries NV Class A (Netherlands) S	103,800	4,336,764

		10,767,406
Commercial banks (6.7%)
Bancorp, Inc. (The) †	427,699	4,392,469

Fifth Third Bancorp	237,400	3,378,202

First Horizon National Corp.	563,200	5,170,176

Huntington Bancshares, Inc.	478,250	3,199,493

Popular, Inc. (Puerto Rico) †	1,039,500	1,850,310

UMB Financial Corp. S	85,600	4,113,080

Wells Fargo & Co.	286,300	9,571,009

		31,674,739
Commercial services and supplies (1.6%)
ACCO Brands Corp. † S	360,300	3,801,165

Healthcare Services Group, Inc. S	175,018	3,713,882

		7,515,047
Communications equipment (3.3%)
Cisco Systems, Inc.	213,100	4,293,965

Polycom, Inc. †	223,600	2,967,172

Qualcomm, Inc.	59,200	3,779,328

Sycamore Networks, Inc. †	124,200	1,936,278

Tellabs, Inc.	682,400	2,572,648

		15,549,391
Computers and peripherals (0.5%)
Electronics for Imaging, Inc. †	132,800	2,370,480

		2,370,480
Containers and packaging (3.5%)
Silgan Holdings, Inc.	376,400	16,512,668

		16,512,668

19

COMMON STOCKS (95.5%)* cont.	Shares	Value

Diversified financial services (3.9%)
Bank of America Corp.	464,200	$3,764,662

Citigroup, Inc.	188,700	6,234,648

JPMorgan Chase & Co.	191,900	8,247,862

		18,247,172
Electric utilities (1.6%)
American Electric Power Co., Inc.	54,000	2,097,360

Great Plains Energy, Inc. S	276,200	5,640,004

		7,737,364
Electrical equipment (1.5%)
AMETEK, Inc. S	140,050	7,048,717

		7,048,717
Energy equipment and services (4.4%)
Cameron International Corp. †	109,800	5,627,250

Ensco International PLC ADR (United Kingdom)	65,400	3,574,110

Key Energy Services, Inc. † S	294,900	3,733,434

National Oilwell Varco, Inc.	47,800	3,621,328

Oil States International, Inc. †	53,200	4,233,656

		20,789,778
Food products (2.4%)
Mead Johnson Nutrition Co. Class A	87,400	7,477,944

Post Holdings, Inc.†	132,200	3,932,950

		11,410,894
Health-care equipment and supplies (7.3%)
Alere, Inc. †	271,200	6,478,968

Covidien PLC (Ireland)	195,242	10,783,216

Merit Medical Systems, Inc. † S	405,680	5,363,090

St. Jude Medical, Inc.	123,600	4,785,792

Stryker Corp. S	128,700	7,023,159

		34,434,225
Health-care providers and services (4.6%)
Aetna, Inc.	179,200	7,891,968

Lincare Holdings, Inc. S	86,250	2,104,500

Mednax, Inc. †	109,900	7,719,376

PSS World Medical, Inc. † S	174,700	4,180,571

		21,896,415
Household durables (2.7%)
Newell Rubbermaid, Inc.	268,244	4,882,041

NVR, Inc. † S	4,800	3,762,912

Skullcandy, Inc. † S	264,300	4,260,516

		12,905,469
Household products (1.1%)
Church & Dwight Co., Inc. S	69,013	3,505,860

Energizer Holdings, Inc. † S	22,300	1,590,659

		5,096,519
Industrial conglomerates (3.1%)
Tyco International, Ltd. S	263,500	14,790,255

		14,790,255
Insurance (6.0%)
Brown & Brown, Inc. S	120,100	3,239,097

Employers Holdings, Inc.	170,135	2,946,738

Hanover Insurance Group, Inc. (The)	82,000	3,309,520

Hartford Financial Services Group, Inc. (The) S	305,134	6,270,504

20

COMMON STOCKS (95.5%)* cont.	Shares	Value

Insurance cont.
Marsh & McLennan Cos., Inc.	140,400	$4,696,380

XL Group PLC	377,600	8,122,176

		28,584,415
IT Services (0.5%)
Total Systems Services, Inc.	100,996	2,375,426

		2,375,426
Leisure equipment and products (2.1%)
Hasbro, Inc. S	54,900	2,017,026

Leapfrog Enterprises, Inc. †	433,300	4,047,022

Mattel, Inc. S	109,800	3,689,280

		9,753,328
Machinery (5.4%)
Gardner Denver, Inc. S	94,000	6,123,160

Navistar International Corp. †	75,400	2,559,830

Snap-On, Inc. S	160,100	10,012,653

Stanley Black & Decker, Inc.	61,600	4,506,656

WABCO Holdings, Inc. †	38,700	2,439,261

		25,641,560
Media (2.4%)
Interpublic Group of Companies, Inc. (The)	203,300	2,400,973

Regal Entertainment Group Class A S	306,000	4,164,660

Time Warner, Inc. S	127,500	4,776,150

		11,341,783
Metals and mining (0.8%)
U.S. Steel Corp. S	141,000	3,994,530

		3,994,530
Multiline retail (1.3%)
Dollar General Corp. †	84,200	3,996,132

Macy’s, Inc. S	46,900	1,923,838

		5,919,970
Multi-utilities (2.0%)
Ameren Corp.	105,300	3,452,787

DTE Energy Co.	63,700	3,591,406

XCEL Energy, Inc.	82,500	2,232,450

		9,276,643
Office electronics (1.3%)
Xerox Corp.	793,400	6,172,652

		6,172,652
Oil, gas, and consumable fuels (2.4%)
Apache Corp. S	34,300	3,290,742

Pioneer Natural Resources Co. S	43,255	5,009,794

Swift Energy Co. † S	100,600	3,043,150

		11,343,686
Personal products (1.1%)
Avon Products, Inc.	231,400	4,998,240

		4,998,240
Pharmaceuticals (1.7%)
Pfizer, Inc.	250,300	5,739,379

ViroPharma, Inc. † S	114,902	2,499,119

		8,238,498
Real estate management and development (0.5%)
CBRE Group, Inc. †	128,900	2,424,609

		2,424,609

21

COMMON STOCKS (95.5%)* cont.		Shares	Value

Road and rail (0.5%)
Hertz Global Holdings, Inc. †		163,200	$2,514,912

			2,514,912
Semiconductors and semiconductor equipment (1.1%)
Advanced Micro Devices, Inc. † S		441,800	3,251,648

Skyworks Solutions, Inc. †		64,700	1,755,958

			5,007,606
Software (0.9%)
Synopsys, Inc. †		141,800	4,255,418

			4,255,418
Specialty retail (4.2%)
American Eagle Outfitters, Inc.		169,100	3,045,491

AutoZone, Inc. †		6,500	2,575,040

GameStop Corp. Class A		136,900	3,115,844

Staples, Inc. S		221,400	3,409,560

Talbots, Inc. (The) † S		674,900	1,997,704

TJX Cos., Inc. (The)		141,200	5,889,451

			20,033,090

Total common stocks (cost $404,371,192)			$451,367,130

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

Pfizer, Inc. (Put)	May-12/22.00	$250,300	$42,551

Total purchased options outstanding (cost $65,679)			$42,551

SHORT-TERM INVESTMENTS (23.4%)*		Shares	Value

Putnam Cash Collateral Pool, LLC 0.20% [d]		94,118,485	$94,118,485

Putnam Money Market Liquidity Fund 0.10% [e]		16,316,925	16,316,925

Total short-term investments (cost $110,435,410)			$110,435,410

TOTAL INVESTMENTS

Total investments (cost $514,872,281)			$561,845,091

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2011 through April 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $472,402,260.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

22

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$61,526,327	$—	$—

Consumer staples	32,300,661	—	—

Energy	32,133,464	—	—

Financials	104,957,224	—	—

Health care	66,714,679	—	—

Industrials	69,715,191	—	—

Information technology	35,730,973	—	—

Materials	31,274,604	—	—

Utilities	17,014,007	—	—

Total common stocks	451,367,130	—	—

Purchased options outstanding	—	42,551	—

Short-term investments	16,316,925	94,118,485	—

Totals by level	$467,684,055	$94,161,036	$—

The accompanying notes are an integral part of these financial statements.

23

Statement of assets and liabilities 4/30/12

ASSETS

Investment in securities, at value, including $91,077,977 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $404,436,871)	$451,409,681
Affiliated issuers (identified cost $110,435,410) (Notes 1 and 6)	110,435,410

Cash	1

Dividends, interest and other receivables	264,423

Receivable for investments sold	14,198,537

Receivable for shares of the fund sold	221,892

Total assets	576,529,944

LIABILITIES

Payable for shares of the fund repurchased	925,261

Payable for investments purchased	8,461,431

Payable for compensation of Manager (Note 2)	218,253

Payable for investor servicing fees (Note 2)	77,148

Payable for custodian fees (Note 2)	5,738

Payable for Trustee compensation and expenses (Note 2)	103,332

Payable for administrative services (Note 2)	5,366

Payable for distribution fees (Note 2)	113,170

Collateral on securities loaned, at value (Note 1)	94,118,485

Other accrued expenses	99,500

Total liabilities	104,127,684

Net assets	$472,402,260

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$502,450,315

Undistributed net investment income (Note 1)	1,087,946

Accumulated net realized loss on investments	(78,108,811)

Net unrealized appreciation of investments	46,972,810

Total — Representing net assets applicable to capital shares outstanding	$472,402,260

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($418,178,492 divided by 31,547,363 shares)	$13.26

Offering price per class A share (100/94.25 of $13.26)*	$14.07

Net asset value and offering price per class B share ($11,422,418 divided by 915,362 shares)**	$12.48

Net asset value and offering price per class C share ($14,876,180 divided by 1,193,868 shares)**	$12.46

Net asset value and redemption price per class M share ($3,749,595 divided by 292,954 shares)	$12.80

Offering price per class M share (100/96.50 of $12.80)*	$13.26

Net asset value, offering price and redemption price per class R share
($8,818,593 divided by 676,653 shares)	$13.03

Net asset value, offering price and redemption price per class Y share
($15,356,982 divided by 1,155,617 shares)	$13.29

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24

Statement of operations Year ended 4/30/12

INVESTMENT INCOME

Dividends (net of foreign tax of $160,869)	$6,626,415

Interest (including interest income of $8,932 from investments in affiliated issuers) (Note 6)	9,046

Securities lending (Note 1)	229,134

Total investment income	6,864,595

EXPENSES

Compensation of Manager (Note 2)	2,643,748

Investor servicing fees (Note 2)	1,393,610

Custodian fees (Note 2)	15,839

Trustee compensation and expenses (Note 2)	36,065

Administrative services (Note 2)	14,388

Distribution fees — Class A (Note 2)	1,036,708

Distribution fees — Class B (Note 2)	124,947

Distribution fees — Class C (Note 2)	154,014

Distribution fees — Class M (Note 2)	27,271

Distribution fees — Class R (Note 2)	46,515

Other	203,223

Total expenses	5,696,328

Expense reduction (Note 2)	(100,398)

Net expenses	5,595,930

Net investment income	1,268,665

Net realized gain on investments (Notes 1 and 3)	36,943,850

Net realized gain on written options (Notes 1 and 3)	1,447,287

Net unrealized depreciation of investments and written options during the year	(50,836,921)

Net loss on investments	(12,445,784)

Net decrease in net assets resulting from operations	$(11,177,119)

The accompanying notes are an integral part of these financial statements.

25

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 4/30/12	Year ended 4/30/11

Operations:
Net investment income	$1,268,665	$137,439

Net realized gain on investments	38,391,137	132,790,598

Net unrealized depreciation of investments	(50,836,921)	(57,398,192)

Net increase (decrease) in net assets resulting
from operations	(11,177,119)	75,529,845

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,741,819)	(77,431)

Class R	(18,264)	—

Class Y	(97,012)	(133,323)

Increase in capital from settlement payments (Note 7)	167,276	—

Redemption fees (Note 1)	—	642

Decrease from capital share transactions (Note 4)	(56,781,901)	(128,210,163)

Total decrease in net assets	(69,648,839)	(52,890,430)

NET ASSETS

Beginning of year	542,051,099	594,941,529

End of year (including undistributed net investment income
of $1,087,946 and $107,920, respectively)	$472,402,260	$542,051,099

The accompanying notes are an integral part of these financial statements.

26

This page left blank intentionally.

27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees	reimbursements	end of period	asset value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
April 30, 2012	$13.49	.04	(.22)	(.18)	(.05)	—	—	(.05)	—	— [e]	$13.26	(1.28)	$418,178	1.17	.32	82
April 30, 2011	11.66	.01	1.82	1.83	— [b]	—	—	— [b]	— [b]	—	13.49	15.71	477,121	1.18	.06	98
April 30, 2010	7.61	.01	4.05	4.06	(.01)	—	—	(.01)	— [b]	— [f]	11.66	53.44	494,841	1.30 [g]	.09 [g]	98
April 30, 2009	11.97	.05	(4.38)	(4.33)	(.03)	—	—	(.03)	— [b]	—	7.61	(36.15)	412,152	1.30 [g]	.54 [g]	130
April 30, 2008	16.26	.04	(1.85)	(1.81)	(.06)	(2.41)	(.01)	(2.48)	— [b]	—	11.97	(12.18)	527,392	1.27 [g]	.25 [g]	71

Class B
April 30, 2012	$12.74	(.05)	(.21)	(.26)	—	—	—	—	—	— [e]	$12.48	(2.04)	$11,422	1.92	(.45)	82
April 30, 2011	11.09	(.08)	1.73	1.65	—	—	—	—	— [b]	—	12.74	14.88	16,283	1.93	(.69)	98
April 30, 2010	7.28	(.06)	3.87	3.81	—	—	—	—	— [b]	— [f]	11.09	52.34	18,509	2.05 [g]	(.67) [g]	98
April 30, 2009	11.50	(.02)	(4.20)	(4.22)	—	—	—	—	— [b]	—	7.28	(36.70)	24,934	2.05 [g]	(.24) [g]	130
April 30, 2008	15.76	(.07)	(1.77)	(1.84)	—	(2.41)	(.01)	(2.42)	— [b]	—	11.50	(12.78)	81,207	2.02 [g]	(.49) [g]	71

Class C
April 30, 2012	$12.72	(.05)	(.21)	(.26)	—	—	—	—	—	— [e]	$12.46	(2.04)	$14,876	1.92	(.44)	82
April 30, 2011	11.07	(.08)	1.73	1.65	—	—	—	—	— [b]	—	12.72	14.91	18,569	1.93	(.70)	98
April 30, 2010	7.27	(.06)	3.86	3.80	—	—	—	—	— [b]	— [f]	11.07	52.27	16,894	2.05 [g]	(.67) [g]	98
April 30, 2009	11.47	(.02)	(4.18)	(4.20)	—	—	—	—	— [b]	—	7.27	(36.62)	12,816	2.05 [g]	(.23) [g]	130
April 30, 2008	15.74	(.07)	(1.78)	(1.85)	—	(2.41)	(.01)	(2.42)	— [b]	—	11.47	(12.87)	30,367	2.02 [g]	(.50) [g]	71

Class M
April 30, 2012	$13.04	(.02)	(.22)	(.24)	—	—	—	—	—	— [e]	$12.80	(1.84)	$3,750	1.67	(.19)	82
April 30, 2011	11.32	(.05)	1.77	1.72	—	—	—	—	— [b]	—	13.04	15.19	4,158	1.68	(.44)	98
April 30, 2010	7.41	(.04)	3.95	3.91	—	—	—	—	— [b]	— [f]	11.32	52.77	4,299	1.80 [g]	(.43) [g]	98
April 30, 2009	11.67	— [b]	(4.26)	(4.26)	—	—	—	—	— [b]	—	7.41	(36.50)	3,886	1.80 [g]	.02 [g]	130
April 30, 2008	15.93	(.03)	(1.81)	(1.84)	—	(2.41)	(.01)	(2.42)	— [b]	—	11.67	(12.64)	8,204	1.77 [g]	(.24) [g]	71

Class R
April 30, 2012	$13.27	.01	(.23)	(.22)	(.02)	—	—	(.02)	—	— [e]	$13.03	(1.62)	$8,819	1.42	.07	82
April 30, 2011	11.49	(.02)	1.80	1.78	—	—	—	—	— [b]	—	13.27	15.49	10,832	1.43	(.20)	98
April 30, 2010	7.51	(.02)	4.00	3.98	—	—	—	—	— [b]	— [f]	11.49	53.00	9,265	1.55 [g]	(.17) [g]	98
April 30, 2009	11.80	.02	(4.30)	(4.28)	(.01)	—	—	(.01)	— [b]	—	7.51	(36.31)	5,935	1.55 [g]	.28 [g]	130
April 30, 2008	16.08	— [b]	(1.82)	(1.82)	(.04)	(2.41)	(.01)	(2.46)	— [b]	—	11.80	(12.39)	7,143	1.52 [g]	.01 [g]	71

Class Y
April 30, 2012	$13.53	.07	(.22)	(.15)	(.09)	—	—	(.09)	—	— [e]	$13.29	(1.08)	$15,357.92		.56	82
April 30, 2011	11.69	.04	1.83	1.87	(.03)	—	—	(.03)	— [b]	—	13.53	16.04	15,088.93		.38	98
April 30, 2010	7.63	.03	4.07	4.10	(.04)	—	—	(.04)	— [b]	— [f]	11.69	53.79	51,132	1.05 [g]	.33 [g]	98
April 30, 2009	12.01	.07	(4.40)	(4.33)	(.05)	—	—	(.05)	— [b]	—	7.63	(35.96)	30,592	1.05 [g]	.78 [g]	130
April 30, 2008	16.30	.07	(1.84)	(1.77)	(.10)	(2.41)	(.01)	(2.52)	— [b]	—	12.01	(11.91)	58,124	1.02 [g]	.51 [g]	71

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	29

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to April 30, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

April 30, 2010	0.02%

April 30, 2009	0.05

April 30, 2008	0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from May 1, 2011 through April 30, 2012.

Putnam Multi-Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of U.S. companies of any size, with a focus on value stocks issued by companies which Putnam Management believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five and a half years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own, and to enhance the return on a security owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 2,100,000 on purchased options contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $91,077,977. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $94,118,485.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2012, the fund had a short-term capital loss carryover of $76,531,973 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on April 30, 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, and realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $1,568,456 to decrease distribution in excess of net investment income, $167,278 to decrease paid-in-capital and $1,401,178 to increase to accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$64,556,660
Unrealized depreciation	(18,213,376)

Net unrealized appreciation	46,343,284
Undistributed ordinary income	1,087,946
Capital loss carryforward	(76,531,973)

Cost for federal income tax purposes	$515,501,807

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $754 under the expense offset arrangements and by $99,644 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $372, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $24,533 and $341 from the sale of class A and class M shares, respectively, and received $13,123 and $683 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $377,839,971 and $430,340,882, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums received

Written options outstanding
at beginning of the reporting period	3,241,927	$2,461,029

Options opened	7,334,520	1,494,018
Options expired	(6,130,924)	(2,192,262)
Options closed	(4,445,523)	(1,762,785)

Written options outstanding
at end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/12		Year ended 4/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	3,974,719	$47,674,462	7,325,442	$82,798,174

Shares issued in connection with
reinvestment of distributions	141,700	1,690,480	6,191	74,600

	4,116,419	49,364,942	7,331,633	82,872,774

Shares repurchased	(7,931,409)	(97,344,076)	(14,421,740)	(166,003,260)

Net decrease	(3,814,990)	$(47,979,134)	(7,090,107)	$(83,130,486)

	Year ended 4/30/12		Year ended 4/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	178,806	$2,073,526	294,817	$3,246,787

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	178,806	2,073,526	294,817	3,246,787

Shares repurchased	(541,316)	(6,197,757)	(685,994)	(7,434,187)

Net decrease	(362,510)	$(4,124,231)	(391,177)	$(4,187,400)

	Year ended 4/30/12		Year ended 4/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	105,662	$1,193,361	250,126	$2,680,644

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	105,662	1,193,361	250,126	2,680,644

Shares repurchased	(371,266)	(4,226,446)	(316,367)	(3,452,482)

Net decrease	(265,604)	$(3,033,085)	(66,241)	$(771,838)

	Year ended 4/30/12		Year ended 4/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	16,355	$189,437	18,682	$215,311

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	16,355	189,437	18,682	215,311

Shares repurchased	(42,324)	(499,301)	(79,659)	(886,153)

Net decrease	(25,969)	$(309,864)	(60,977)	$(670,842)

	Year ended 4/30/12		Year ended 4/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	199,728	$2,394,566	292,250	$3,382,003

Shares issued in connection with
reinvestment of distributions	1,526	17,917	—	—

	201,254	2,412,483	292,250	3,382,003

Shares repurchased	(341,071)	(4,201,887)	(282,193)	(3,278,703)

Net increase (decrease)	(139,817)	$(1,789,404)	10,057	$103,300

	Year ended 4/30/12		Year ended 4/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	395,153	$4,876,335	836,466	$9,561,929

Shares issued in connection with
reinvestment of distributions	7,373	88,103	10,823	130,635

	402,526	4,964,438	847,289	9,692,564

Shares repurchased	(362,055)	(4,510,621)	(4,107,222)	(49,245,461)

Net increase (decrease)	40,471	$453,817	(3,259,933)	$(39,552,897)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments	$42,551	Payables	$—

Total		$42,551		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Warrants*	Total

Equity contracts	$41,634	$(2,168,315)	$(2,126,681)

Total	$41,634	$(2,168,315)	$(2,126,681)

* For the reporting period, the transaction volume for warrants was minimal.

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Warrants*	Total

Equity contracts	$647,028	$451,247	$1,098,275

Total	$647,028	$451,247	$1,098,275

* For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $8,932 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $192,854,771 and $193,565,677, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $162,416 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $4,860 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund designated 100.0% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100.0%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $5,386 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

About the Trustees

Independent Trustees

Ravi Akhoury Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college’s endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children’s Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility; CVR Energy, a petroleum refiner and fertilizer manufacturer

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

John A. Hill Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Paul L. Joskow Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

Elizabeth T. Kennan Born 1938, Trustee from 1992 to 2010 and since 2012

Principal occupations during the past five years: Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.

Other directorships: Former Chairman and now Lead Director of Northeast Utilities, which operates New England’s largest energy delivery system

Kenneth R. Leibler Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson Born 1945, Trustee since 1984

Principal occupations during past five years: Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Robert R. Leveille (Born 1969)	Assistant Clerk
Vice President and Chief Compliance Officer	Since 2010
Since 2007	Manager of Finance, Dunkin’ Brands (2008–
Chief Compliance Officer, Putnam Investments,	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management, and Putnam Retail	Management (2007–2008); Senior Financial
Management	Analyst, Putnam Investments (1999–2007)

Mark C. Trenchard (Born 1962)	Nancy E. Florek (Born 1957)
Vice President and BSA Compliance Officer	Vice President, Assistant Clerk, Assistant
Since 2002	Treasurer and Proxy Manager
Director of Operational Compliance,	Since 2000
Putnam Investments and Putnam
Retail Management	Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Director of Accounting & Control Services,
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Ravi Akhoury	Chief Compliance Officer
One Post Office Square	Barbara M. Baumann
Boston, MA 02109	Charles B. Curtis	Mark C. Trenchard
	Robert J. Darretta	Vice President and
Investment Sub-Manager	John A. Hill	BSA Compliance Officer
Putnam Investments Limited	Paul L. Joskow
57–59 St James’s Street	Elizabeth T. Kennan	Robert T. Burns
London, England SW1A 1LD	Kenneth R. Leibler	Vice President and
	Robert E. Patterson	Chief Legal Officer
Investment Sub-Advisor	George Putnam, III
The Putnam Advisory	Robert L. Reynolds	James P. Pappas
Company, LLC	W. Thomas Stephens	Vice President
One Post Office Square
Boston, MA 02109	Officers	Judith Cohen
	Robert L. Reynolds	Vice President, Clerk and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
One Post Office Square	Jonathan S. Horwitz	Michael Higgins
Boston, MA 02109	Executive Vice President,	Vice President, Senior Associate
	Principal Executive	Treasurer and Assistant Clerk
Custodian	Officer, Treasurer and
State Street Bank	Compliance Liaison	Nancy E. Florek
and Trust Company		Vice President, Assistant Clerk,
	Steven D. Krichmar	Assistant Treasurer and
Legal Counsel	Vice President and	Proxy Manager
Ropes & Gray LLP	Principal Financial Officer
Susan G. Malloy
Independent Registered	Janet C. Smith	Vice President and
Public Accounting Firm	Vice President, Assistant	Assistant Treasurer
KPMG LLP	Treasurer and Principal
Accounting Officer

This report is for the information of shareholders of Putnam Multi-Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN075
274569 6/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2012	$45,045	$--	$4,000	$ —
April 30, 2011	$38,098	$--	$3,800	$ —

For the fiscal years ended April 30, 2012 and April 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,000 and $3,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2012	$ —	$ —	$ —	$ —

April 30, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2012